UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 5, 2020

Simlatus Corporation
(Exact name of Company as specified in its charter)

Nevada	000-53276	20-2675800
(State or other jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

175 Joerschke Dr., Suite A
Grass Valley, CA 95945
(Address of principal executive offices)

Phone: (530) 205-3437
(Company’s Telephone Number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Company under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 8.01 Other Events.

On March 5, 2020, Simlatus Corporation (“Simlatus”) entered into an Assignment Agreement (the “Agreement”) with Power Up Lending Group LTD (“Power Up”) and Redstart Holdings Corp. (the “Assignee”). Pursuant to the Agreement, on March 5, 2020, Power Up sold, transferred and assigned to the Assignee, for a purchase price of $150,000 the following two Convertible Promissory Notes (the “Convertible Notes”) originally issued by Simlatus to Power Up: (i) Convertible Promissory Note dated May 13, 2019 in the principal amount of $103,000, and (ii) Convertible Promissory Note dated June 20, 2019 in the principal amount of $53,000.

The Convertible Notes permit the holder thereof to convert the obligations thereunder into shares of common stock of Simlatus at a 39% discount to the market price, subject to the limitation that the holder may not convert any Note if as a result of such conversion it would be the beneficial owner of more than 4.99% of the common stock of Simlatus.

As of March 5, 2020 the balance owed by Simlatus under the Convertible Notes (including accrued interest and penalties) was $220,115.23 and $112,769.48, respectively.

Following the sale of the Convertible Notes to the Assignee, Power Up does not hold any convertible securities of Simlatus.

The foregoing is a summary of the Agreement and the Convertible Notes, does not purport to be complete, and is subject to and qualified in its entirety by reference to the text of the Agreement and the Convertible Notes, which have been filed as exhibits to this Current Report on Form 8-K.

ITEM 9.0 Financial Statements and Exhibits

INDEX TO EXHIBITS

Exhibit No	Description
10.1	Assignment Agreement dated March 5, 2020 between Simlatus Corporation, Power Up Lending Group LTD and Redstart Holdings Corp.
10.2	Convertible Promissory Note dated May 13, 2019, originally issued by Simlatus Corporation to Power Up Lending Group LTD
10.3	Convertible Promissory Notes dated June 20, 2019, originally issued by Simlatus Corporation to Power Up Lending Group LTD

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 6, 2020

Simlatus Corporation

By: /s/ Richard Hylen
Richard Hylen, Chairman and CEO

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